UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2020

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	CSX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement

On December 1, 2020, CSX Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the Underwriters named therein (the “Underwriters”) for the public offering of $500,000,000 aggregate principal amount of the Company’s 2.500% Notes due 2051 (the “Notes”). The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3ASR (Registration No. 333- 229627) which became effective February 12, 2019. On December 2, 2020, the Company filed with the Securities and Exchange Commission, pursuant to Rule 424(b)(2) under the Act, its Prospectus, dated February 12, 2019, and Prospectus Supplement, dated December 1, 2020, pertaining to the offering and sale of the Notes.

Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Company expects the offering of the Notes to close on December 10, 2020, subject to customary closing conditions.

The foregoing summary is qualified by reference to the Underwriting Agreement which is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein and in the above-referenced shelf registration statement.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits required to be filed by Item 601 of Regulation S-K.

The following exhibit is filed as a part of this Report.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 1, 2020, among CSX Corporation, Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the Underwriters named therein.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSX CORPORATION

Date: December 4, 2020	By:	/s/ Sean Pelkey
	Name:	Sean Pelkey
	Title:	Vice President and Treasurer